                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [X]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
[_] Definitive Proxy Statement                COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Additional Materials           RULE 14a-8(e)(2))
                                          [_] Soliciting Material Pursuant to
                                              Rule 14a-11(c) or Rule 14a-12




                         PIMCO Advisors Funds
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                         PIMCO Advisors L.P.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

[LOGO OF PIMCO APPEARS HERE]

                              PIMCO ADVISORS L.P.
                           800 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660

                               November 4, 1996

Dear PIMCO Advisors Funds Shareholder:

  We are proposing to consolidate the PIMCO Advisors Funds (your fund family) with the institutional PIMCO Funds family, both of which are managed by the PIMCO Advisors affiliated investment firms. The resulting fund complex, to be known as the "PIMCO Funds," will offer both individual and institutional share classes and provide you with a number of benefits, including an immediate reduction in Fund operating expenses.

WHAT THE CONSOLIDATION CHANGES

  As part of this overall restructuring, we are proposing the merger of the PIMCO Advisors Value Fund into the PIMCO Funds' NFJ Diversified Low P/E Fund (which will be renamed the "Value Fund" after the restructuring), and the merger of the PIMCO Advisors Discovery Fund into the PIMCO Funds' Cadence Mid Cap Growth Fund.

  Each share of your Fund would be exchanged at net asset value and on a tax-free basis for shares of the fund that is its merger partner. Each merger would allow you to pursue a similar investment objective with the same portfolio manager, in a larger fund with a longer track record and lower operating expenses.

  We expect the proposed restructuring and the merger of your Fund will offer you the following advantages:

  . Lower operating expenses. The PIMCO Funds feature a "unified fee" structure that will set fixed advisory and administration fees for the Value and Discovery Funds post-merger in place of the current fluctuating expense ratios--at an initial combined rate lower than the current and historical expense ratios of these Funds.

  . More assets in your Fund. Your new Fund will have more assets under management. In general, more assets can mean more opportunities to control risk through greater portfolio diversification. A larger fund can also realize transaction cost savings and other efficiencies when buying and selling securities.

  . A larger fund family. You will be part of a fund family which will have approximately $24 billion in assets (based on current values). This increase in size should provide all of the Funds with more visibility and presence in the marketplace with the potential to attract new assets.

  . More Funds to select. We will be able to offer eight additional Funds-- resulting in a broader choice of investments for shareholders seeking to make free exchanges between Funds or to diversify further a portfolio. Like the PIMCO Advisors Funds you now own, the eight additional Funds are managed by our well known, respected institutional asset management firms.

  . Strong performance histories. While past performance is no guarantee of future results, the PIMCO Funds which will now be available to you generally have strong performance histories.

  . Simplified PIMCO Funds structure. Having multiple fund complexes with the PIMCO name may have caused confusion for some of our shareholders, especially when they were trying to track their Fund's performance in newspaper listings. This restructuring offers a simpler, more efficient way to identify your PIMCO Funds.

WHAT STAYS THE SAME

  While this restructuring will bring about a number of changes, the fundamental characteristics of your Fund will stay the same.

  . Your Fund's management remains the same. Following the restructuring, you will have the same institutional investment firm managing your Fund.

  . Continued access to specialized, institutional expertise. Each Fund you already own, and the new ones we are adding to the Fund family, will continue to offer access to PIMCO Advisors' institutional investment management firms--each of which specializes in a specific investment discipline or style.

  . Firm commitment to shareholders. PIMCO Advisors and its affiliates remain committed to shareholders in terms of Fund performance, communications and service.

  The table attached as Exhibit A to this letter summarizes the transaction for your Fund.

YOUR VOTE IS IMPORTANT

  After reviewing the proposed consolidations, your Board of Trustees unanimously agreed that they are in the best interests of Fund shareholders and voted to approve the transactions, all as more fully described in the accompanying Prospectus/Proxy Statement. Now it is your turn to review the proposal for your Fund and vote. For more information about the issues requiring your vote, please refer to the accompanying Prospectus/Proxy Statement.

  A special meeting of the shareholders of PIMCO Advisors Funds will be held at 11:00 a.m. Eastern time on December 20, 1996 to vote on the specific issues of each proposed merger. The meeting will be held at our offices at 2187 Atlantic Street in Stamford, Connecticut. If you are not able to attend the meeting, then please use the enclosed proxy and envelope to cast your vote so that you will be represented.

  Thank you in advance for your participation in this important event.

                                          Sincerely,

                                          /s/ William D. Cvengros

                                          William D. Cvengros,
                                          Chief Executive Officer

P.S. No matter how many shares you own, your timely vote is important. Please make the effort to complete, sign, date and mail the enclosed proxy promptly, in order to avoid the expense of additional mailings or having our proxy solicitor, Shareholder Communications Corporation, telephone you.

                                                                  EXHIBIT A

                           PRIOR TO CONSOLIDATION        FUND TO BE MERGED INTO
                           ----------------------        ----------------------
VALUE FUND
Name                    PIMCO Advisors Value Fund     PIMCO NFJ Diversified Low
                                                       P/E Fund (To be renamed
                                                       PIMCO Value Fund after
                                                       consolidation)
Objective               Long-term growth of capital   Long-term growth of capital
                         and current income            and income
Primary Portfolio       Common stocks of companies    Common stocks of companies
                         with below average P/E        with below average P/E
                         ratios and/or higher          ratios relative to their
                         dividend yields relative to   industry groups
                         their industry groups
Manager                 NFJ Investment Group          NFJ Investment Group
Assets                  $60 million as of 9/30/96     $120 million as of 9/30/96
Inception Date          06/27/95                      12/30/91
Morningstar Risk-       Too new to be rated           **** Among 1,708 equity
 Adjusted Rating as of                                 funds
 9/30/96*
----------------------------------------------------------------------------------
DISCOVERY FUND
Name                    PIMCO Advisors Discovery      PIMCO Cadence Mid Cap Growth
                         Fund                          Fund (to be renamed PIMCO
                                                       Mid Cap Growth Fund after
                                                       consolidation)
Objective               Capital appreciation          Growth of capital
Primary Portfolio       Common stocks of small        Common stocks of companies
                         companies with equity         with market capitalizations
                         capitalizations of $500       in excess of $500 million
                         million to $1 billion which   that have improving
                         exhibit favorable growth      fundamentals and whose
                         characteristics and           stock is reasonably valued
                         reasonable valuations         by the market
Manager                 Cadence Capital Management    Cadence Capital Management
Assets                  $68 million as of 9/30/96     $300 million as of 9/30/96
Inception Date          06/27/95                      08/26/91
Morningstar Risk-       Too new to be rated           **** Among 1,018 equity
 Adjusted Rating as of                                 funds
 9/30/96*

--------

* Morningstar ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. Overall rating is a weighted average of a fund's 3-, 5- and 10-year ratings (when applicable) as of September 30, 1996. During those periods there were, respectively, 1,708, 1,018 and 557 equity funds rated. The ratings are calculated from a fund's average annual total return with appropriate sales charge adjustment and a risk factor that reflects fund performance relative to three month Treasury bill returns. The Mid Cap Growth Fund's 3- and 5-year ratings as of 9/30/96 were both 4-stars. The NFJ Diversified Low P/E Fund's 4-star rating is based on its 3-year record. Four and five star ratings are limited to approximately the top one-third of the funds in an investment category.

[LOGO OF PIMCO APPEARS HERE]

                              PIMCO ADVISORS L.P
                           800 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660

                               November 4, 1996

Dear PIMCO Advisors Funds Shareholder:

  We are proposing to consolidate the PIMCO Advisors Funds (your fund family) with the institutional PIMCO Funds family, both of which are managed by PIMCO Advisors' affiliated investment firms. The resulting fund complex, to be known as the "PIMCO Funds," will offer both individual and institutional share classes and provide you with a number of benefits, including an immediate reduction in Fund operating expenses.*

WHAT THE CONSOLIDATION CHANGES

  As part of this overall restructuring, we are proposing the merger of your PIMCO Advisors Fund into an existing institutional fixed income fund of the PIMCO Funds family. Each share of your Fund would be exchanged at net asset value and on a tax-free basis for shares of the fund that is its merger partner. Shareholders will need to evaluate this proposal in terms of their individual Fund(s). In general, each merger is offering our bond Fund shareholders the opportunity to pursue a similar investment objective** in a larger fund, with a longer track record, and lower operating expenses.

  We expect the proposed restructuring will offer you the following advantages:

  . Lower operating expenses.* The PIMCO Funds have a unified fee structure that sets fixed advisory and administration fees in place of the current fluctuating expense ratios--at an initial combined rate lower than the current and historical expense ratios for your Fund.

  . More assets in your Fund. Your new Fund will have more assets under management. In general, more assets can mean more opportunities to control risk through greater portfolio diversification. A larger fund can also realize transaction cost savings and efficiencies when buying and selling securities.

  . A larger fund family. You will be part of a fund family which will have approximately $24 billion in assets (based upon current values). This increase in size should provide all of the Funds with more visibility and presence in the marketplace, with the potential to attract new assets.

  . More Funds to select. We will be able to offer eight additional Funds-- resulting in a broader choice of investments for shareholders seeking to make free exchanges between funds or to diversify further a portfolio. Three of these new Funds will be managed by Pacific Investment Management Company, "one of the country's most respected managers of fixed income portfolios." (Kiplinger's Personal Finance 7/95)

  . Strong performance histories. While past performance is no guarantee of future results, the PIMCO Funds which will now be available to you have strong performance histories.
--------

 * The merger of the PIMCO Advisors Money Market Fund involves a change of investment advisor and a different fee situation (see "Money Market Fund-- Special Considerations" in the attached table).
** U.S. Government Fund shareholders should note that their Fund's intended merger partner, the Total Return Fund, does not invest exclusively in U.S. Government securities.

  . Simplified PIMCO Funds structure. Having multiple fund complexes with the PIMCO name may have caused confusion for some of our shareholders, especially when they were trying to track their Fund's performance in newspaper listings. This restructuring offers a simpler, more efficient way to identify your PIMCO Funds.

WHAT STAYS THE SAME

  While this restructuring will bring about a number of changes, the fundamental characteristics of your Fund will stay the same.

  . Fund management. Following the restructuring, each of the Funds covered by the enclosed Prospectus/Proxy Statement will have Pacific Investment Management Company acting as investment advisor (this represents a change for the Money Market Fund only).

  . Continued access to specialized, institutional expertise. Each Fund you already own, and the new ones we are adding to the Fund family, will continue to offer access to PIMCO Advisors' institutional investment management firms which include, in addition to Pacific Investment Management Company, five equity managers--each of which specializes in a specific investment discipline or style.

  . Firm commitment to shareholders. PIMCO Advisors and its affiliates remain committed to shareholders in terms of Fund performance, communications and service.

  The table attached as Exhibit A to this letter summarizes the transaction for your bond Fund and special considerations with respect to the Money Market Fund.

YOUR VOTE IS IMPORTANT

  After reviewing these proposed consolidations, your Board of Trustees unanimously agreed that they are in the best interests of Fund shareholders and voted to approve the transactions, all as more fully described in the accompanying Prospectus/Proxy Statement. Now it is your turn to review the proposal for your Fund and vote. For more information about the issues requiring your vote, please refer to the accompanying Prospectus/Proxy Statement.

  A special meeting of the shareholders of PIMCO Advisors Funds will be held at 11:00 a.m. Eastern time on December 20, 1996 to vote on the specific issues of the consolidation. The meeting will be held at our offices at 2187 Atlantic Street in Stamford, Connecticut. If you are not able to attend the meeting, then please use the enclosed proxy and envelope to cast your vote so that you will be represented.

  No matter how many shares you own, your timely vote is important. Please make the effort to complete, sign, date and mail the enclosed proxy promptly, in order to avoid the expense of additional mailings.

  Thank you in advance for your participation in this important event.

                                          Sincerely,

                                          /s/ William D. Cvengros
                                          William D. Cvengros,
                                          Chief Executive Officer

                                                                  EXHIBIT A

                        PRIOR TO CONSOLIDATION        FUND TO BE MERGED INTO
                        ----------------------        ----------------------
HIGH INCOME FUND
Name                 PIMCO Advisors High Income    PIMCO High Yield Fund
                      Fund
Objective            Maximum total return,         Same
                      consistent with
                      preservation of capital
Primary Portfolio    Higher yielding fixed income  Same
                      securities (duration 2-6
                      years)
Manager              Pacific Investment            Same
                      Management Company (manager
                      since 11/94)
Assets               $250 million as of 9/30/96    $950 million as of 9/30/96
Inception Date       02/24/84                      12/16/92
Morningstar Risk-    ** among 186 fixed income     **** among 948 fixed income
 Adjusted Rating as   funds                         funds
 of 9/30/96*
-------------------------------------------------------------------------------
TOTAL RETURN INCOME
 FUND
Name                 PIMCO Advisors Total Return   PIMCO Total Return Fund
                      Income Fund
Objective            Maximum total return,         Same
                      consistent with
                      preservation of capital
Primary Portfolio    Investment grade fixed-       Same
                      income securities (duration
                      3-6 years)
Manager              Pacific Investment            Same
                      Management Company
Assets               $220 million as of 9/30/96    $11.4 billion as of 9/30/96
Inception Date       12/22/94                      5/11/87
Morningstar Risk-    Too new to be rated           ***** among 500 fixed income
 adjusted Rating as                                 funds
 of 9/30/96*
-------------------------------------------------------------------------------
U.S. GOVERNMENT
 FUND
Name                 PIMCO Advisors U.S.           PIMCO Total Return Fund
                      Government Fund
Objective            Maximum total return,         Same
                      consistent with
                      preservation of capital
Primary Portfolio    U.S. Government securities    Investment grade fixed-
                      (duration 3-6 years)          income securities (duration
                                                    3-6 years)
Manager              Pacific Investment            Same
                      Management Company (manager
                      since 11/94)
Assets               $260 million as of 9/30/96    $11.4 billion as of 9/30/96
Inception Date       09/16/85                      05/11/87
Morningstar Risk-    ** among 186 fixed income     ***** among 500 fixed income
 adjusted Rating as   funds                         funds
 of 9/30/96*

                        PRIOR TO CONSOLIDATION        FUND TO BE MERGED INTO
                        ----------------------        ----------------------
SHORT-INTERMEDIATE
 FUND
Name                 PIMCO Advisors Short-         PIMCO Low Duration Fund
                      Intermediate Fund
Objective            Current income consistent     Maximum total return,
                      with relatively low           consistent with
                      volatility of principal       preservation of capital
Primary Portfolio    Short- to intermediate-term   Same
                      investment grade fixed
                      income securities (duration
                      1-3 years)
Manager              Pacific Investment            Same
                      Management Company (manager
                      since 11/94)
Assets               $120 million as of 9/30/96    $2.8 billion as of 9/30/96
Inception Date       08/16/91                      05/11/87
Morningstar Risk-    *** among 500 fixed income    ***** among 500 fixed income
 adjusted Rating as   funds                         funds
 of 9/30/96*
-------------------------------------------------------------------------------

 MONEY MARKET FUND--SPECIAL CONSIDERATIONS

  Your PIMCO Advisors Money Market Fund (an unrated Fund) will merge into the PIMCO Funds' Money Market Fund. As a result, the advisor for your Money Market Fund, currently Columbus Circle Investors, will become Pacific Investment Management Company. After the consolidation, the aggregate operating expenses to be borne by investors will be lower than the currently approved contractual rate for your Money Market Fund, but higher than the current operating expenses for your Fund, which have been lowered by the current advisor's voluntary fee waiver. Please note, money market funds strive to maintain a $1.00 per share net asset value. However, these funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that a fund's $1.00 per share net asset value will remain stable.
--------

* Morningstar ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. Overall rating is a weighted average of a fund's 3-, 5- and 10-year ratings (when applicable) as of September 30, 1996. During these periods, there were, respectively, 948, 500 and 186 fixed income funds rated. The ratings are calculated from a fund's average annual total return with appropriate sales charge adjustment and a risk factor that reflects fund performance relative to three month Treasury bill returns. The Total Return, Short-Intermediate and Low Duration Funds' 3- and 5-year ratings as of 9/30/96 were 4- and 5-stars, 4- and 3-stars, and 5- and 5-stars, respectively. The U.S. Government and High Income Funds' 3-, 5- and 10-year ratings were 2-, 1- and 2-stars, and 2-, 3- and 2-stars, respectively. The High Yield Fund's 4-star rating is based on its 3-year record. Four and five star ratings are limited to approximately the top one-third of the funds in an investment category and 35% earn 3 stars, and one-third of the funds receive 2 or 1 stars.

[LOGO OF PIMCO APPEARS HERE]

                           PIMCO ADVISORS L.P.

                         800 NEWPORT CENTER DRIVE

                     NEWPORT BEACH, CALIFORNIA 92660

                             November 4, 1996

Dear PIMCO Advisors Funds Shareholder:

  We are proposing to consolidate the PIMCO Advisors Funds (your fund family) with the existing institutional PIMCO Funds family. If approved, this consolidation would provide you with a number of advantages, including a larger fund family.

WHAT THE CONSOLIDATION CHANGES

  Currently, there are two PIMCO fund families: PIMCO Advisors Funds (your fund family) and the institutional PIMCO Funds family, both of which are managed by PIMCO Advisors affiliated investment firms. The Fund complex resulting from the consolidation, to be known as the "PIMCO Funds," will offer both retail and institutional share classes and provide our current PIMCO Advisors Funds shareholders with several important benefits.

 . A larger fund family. You will be part of a fund family which will have approximately $24 billion in assets (based on current values). This increase in size should provide the Funds with more visibility and presence in the marketplace with the potential to attract new assets, allowing for the possibility for greater portfolio diversification and lower portfolio transaction costs.

 . More Funds to select. We will be able to offer eight additional Funds-- resulting in a broader choice of investments for shareholders looking to make free exchanges between funds or to diversify further a portfolio. Like the PIMCO Advisors Funds you now own, the eight additional Funds are managed by our well known, respected institutional asset management firms.

 . Strong performance histories. While past performance is no guarantee of future results, the PIMCO Funds which will now be available to you have strong performance histories.

 . Fixed fees. Once the restructuring takes place, you will participate in the PIMCO Funds' "unified fee" structure that sets fixed advisory and administration fees in place of the current fluctuating expense ratios. The restructuring also involves changes in total Fund expense ratios (increases in some cases and decreases in others), all as more fully described in the proxy statement. In each case, during the term of the relevant contracts, the unified fee allows shareholders to know up front how much their Fund will be paying, and it protects against rising expenses.

 . Simplified PIMCO Funds structure. Having multiple fund complexes with the PIMCO name may have caused confusion for some of our shareholders, especially when they were trying to track their Fund's performance in newspaper listings. This restructuring offers a simpler, more efficient way to identify your PIMCO Funds.

WHAT STAYS THE SAME

  While this restructuring will bring about a lot of changes, the fundamental characteristics of your Fund will stay the same.

 . Your Fund's management and investment objective remains the same. Following the restructuring, your Fund will have the same quality institutional investment team and the same investment objective.

 . Continued access to specialized, institutional expertise. Each Fund you already own (except for the Precious Metals Fund), and the new ones we are adding to the PIMCO Funds family, will continue to offer access to PIMCO Advisors institutional investment management firms--each of which specializes in a specific investment discipline or style.

 . Firm commitment to shareholders. PIMCO Advisors and its affiliates remain committed to shareholders, in terms of Fund performance, communications and service.

YOUR VOTE IS IMPORTANT

  After reviewing these proposed transactions, your Board of Trustees unanimously agreed that they are in the best interests of Fund shareholders and voted to approve the transactions, all as more fully described in the accompanying proxy statement. Now it is your turn to review the proposals for your Fund and vote. You are also being asked to approve new investment advisory and sub-advisory contracts. For more information about the issues requiring your vote (including the new investment advisory and sub-advisory arrangements that vary by Fund), please refer to the accompanying proxy statement.

  A special meeting of the shareholders of PIMCO Advisors Funds will be held at 11:00 a.m. Eastern time on December 20, 1996 to vote on the specific issues of this proposed consolidation. The meeting will be held at our offices at 2187 Atlantic Street in Stamford, Connecticut. If you are not able to attend the meeting, then please use the enclosed proxy and envelope to cast your vote so that you will be represented.

  Thank you in advance for your participation in this important event.

                                          Sincerely,

                                          /s/ William D. Cvengros

                                          William D. Cvengros,

                                          Chief Executive Officer

  P.S. No matter how many shares you own, your timely vote is important. Please make the effort to complete, sign, date and mail the enclosed proxy promptly in order to avoid the expense of additional mailings or having our proxy solicitor, Shareholder Communications Corporation, telephone you.

================================================================================

F u n d   N e w s

================================================================================

PIMCO Proposes Consolidation of Fund Families

We're pleased to announce a proposal to consolidate the PIMCO Advisors Funds with the institutional PIMCO Funds family. If approved by shareholders, all of the funds will fall under the "PIMCO Funds" banner, and you and your clients will experience a host of potential benefits.

 .  Stronger performance histories
To avoid duplication and confusion, several of our Funds will merge into existing PIMCO institutional Funds. In almost all cases, the Funds' investment managers will stay the same. By and large, the institutional Funds have strong track records and longer performance histories.

 .  Bond Fund expenses reduced
In the future, the total expenses incurred by the retail investors in our taxable bond Funds will be substantially lower. An increase in expenses for the Opportunity Fund is proposed.

 .  Expanded Fund family
We'll offer ten new Funds by adding A, B and C shares to existing PIMCO institutional Funds.

 .  Investment clout
The consolidated fund family will be one of the largest fund complexes in the country. This can mean greater cost efficiencies when buying and selling portfolio securities.

Status Quo
Of course, some things are too good to tinker with. That's why these important elements will remain the same:

 .  Institutional Fund managers
Our Funds will continue to have the same investment firms managing their assets, except that the Money Market Fund will be managed by Pacific Investment Management Company.

 .  Flexible pricing
We'll continue to offer A, B and C shares.

 .  Sales support
The expert sales support you've come to expect will remain the same, including your internal and external wholesaler.

Consolidation Timing
In November, your clients will receive proxy statements and ballots. Please urge your clients to cast their votes as soon as possible, to avoid the cost of follow-up mailings. If the consolidation is approved, it's anticipated that the changes would occur by the end of January.

PIMCO Advisors Funds which will merge into existing PIMCO institutional funds

  Current PIMCO             Current PIMCO             Fund Name           Fund Objective/                       Morningstar Rating
  Advisors Fund             Institutional Fund        After Merger        Primary Portfolio                     of Surviving Fund/1/

  PIMCO Advisors            PIMCO NFJ Diversified     PIMCO Value Fund    Long-term growth of capital and       ****
  Value Fund                Low/PE Fund                                   income through investment in common
                                                                          stocks with below average P/Es.

  PIMCO Advisors            PIMCO Cadence             PIMCO Mid-Cap       Growth of capital through investment  ****
  Discovery Fund            Mid-Cap Growth Fund       Growth Fund         in mid-cap stocks which the manager
                                                                          feels are reasonably priced.

  PIMCO Advisors            PIMCO High                PIMCO High          Total return through investment in    ****
  High Income Fund          Yield Fund                Yield Fund          higher yielding bonds (2-6 year
                                                                          duration).

  PIMCO Advisors Total      PIMCO Total               PIMCO Total         Total return through investment in    *****
  Return Income Fund and    Return Fund               Return Fund         intermediate-term investment grade
  U.S. Government Fund                                                    bonds (3-6 year duration).

  PIMCO Advisors Short-     PIMCO Low                 PIMCO Low           Total return through investment in    *****
  Intermediate Fund         Duration Fund             Duration Fund       shorter-term investment grade bonds
                                                                          (1-3 year duration).

--------------------------------------------------------------------------------
Additional PIMCO Funds which will be available to your clients after the consolidation

  PIMCO Fund Name             PIMCO Institutional Manager                 Objective/Primary Portfolio

  Equity Income Fund/2/       NFJ Investment Group                        Current income and long-term growth through investment
                                                                          in stocks with below average PEs and/or stocks that
                                                                          offer above average dividend yields. ****

  Stocks Plus Fund            Pacific Investment Management               Total return exceeding the S&P 500 through investment in
                                                                          S&P 500 stock index derivatives backed by a portfolio of
                                                                          short-term fixed income securities./3/ *****

  Capital Appreciation Fund   Cadence Capital Management                  Growth of capital through investment common stocks
                                                                          which have improving fundamentals and are reasonably
                                                                          priced. ****

  Small-Cap Value Fund        NFJ Investment Group                        Long-term growth of capital and income through investment
                                                                          in stocks with below average PEs with market caps under $1 billion.

  Emerging Markets Fund       Blairlogie Capital Management               Long-term growth of capital through investment in stocks
                                                                          of companies in emerging market countries.

  International Developed     Blairlogie Capital Management               Long-term growth of capital through investment in stocks
  Fund                                                                    of companies in developed international countries.

  Balanced Fund               NFJ Investment Group/ Cadence Capital       Total return through investment in common stocks, fixed
                              Management/ Pacific Investment Management   income securities and money market instruments. ****

  Long-Term U.S.              Pacific Investment Management               Total return through investment in long-term U.S.
  Government Fund                                                         government bonds (duration 8 or more years).

  Foreign Bond Fund           Pacific Investment Management               Total return through investment in intermediate-term
                                                                          foreign bonds. *****

  Short-Term Fund             Pacific Investment Management               Maximum current income consistent with preservation of
                                                                          capital and daily liquidity through investment in money
                                                                          market securities and short-term bonds. *****

1.Morningstar ratings as of 9/30/96. 2.The existing PIMCO Advisors Equity Income Fund, managed by PIMCO Advisors' Columbus Circle Investors, will be renamed the PIMCO Renaissance Fund. 3.Available to qualified retirement plans (i.e., IRAs, 401(k)s, 403(b)s, SEPs).
The PIMCO Advisors Money Market Fund will merge into the PIMCO Money Market
Fund.                                                     Broker/Dealer Use Only